Exhibit 99.1

CARDINAL FINANCIAL CORPORATION Sandler O’Neill + Partners East Coast Financial Services Conference November, 2011

| 2 Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and other reports filed and furnished to the Securities and Exchange Commission.

Company Profile Financial holding company founded in 1998 Total assets of $2.55 billion at September 30, 2011 Traded on the NASDAQ: CFNL Headquartered in Fairfax County, VA Serves the Washington Metropolitan Region through its wholly-owned subsidiaries Raised $32 million common equity in May 2009 ($7.75 per share) | 3

Public Recognition | 4 2010 Business of the Year

Our Operating Philosophy: Aggressive on Sales, CONSERVATIVE ON RISK

Management Team Industry Experience Years in Market Bernard Clineburg Chairman & CEO 40 years 40 Chris Bergstrom EVP, CCO/CRO 29 years 21 Alice Frazier EVP, COO 23 years 20 Dennis Griffith EVP, Chief Lending Officer 37 years 37 Kevin Reynolds EVP, Director of Sales 29 years 29 Mark Wendel EVP, CFO 29 years 5 Bob Brower CEO, George Mason Mortgage 20 years 20 | 6

Investment Summary Well-positioned for growth & opportunities Strong, experienced management team Franchise value in premier market Resilient local economy and job market Excellent credit quality Diversified loan portfolio Attractive valuation Shareholder-focused Increased dividend | 7

Financial Highlights 3Q2011 3Q2010 % Change Net Income $8.6 million $5.9 million 46.1% EPS $0.29 $0.20 45.0% Assets $2.55 billion $2.13 billion 20.1% Loans $1.49 billion $1.33 billion 12.2% Deposits $1.8 billion $1.4 billion 28.5% | 8

Home to 18 Fortune 500® Companies 3 Major Airports 60% of the US and Canadian economies within a 2 hour flight from Greater Washington #1 healthiest labor market in US –Forbes.com Leading region in US for venture capital funding in Information & Communication Technology Greater Washington Region Business Demographics Source: Greater Washington Initiative | 9

Nation’s wealthiest region Median Household Income of $85,168 Fairfax and Loudoun Counties ranked in “Top 10” in US Most highly educated workforce in US 47% of workforce has bachelor’s degree 22% of workforce has advanced degree More than 50 colleges and universities Home to 6 of 10 most educated counties in US | 10 Source: Greater Washington Initiative Greater Washington Region Consumer Demographics

2010 Structure of the Greater Washington Economy 5th largest economy in US 2010 Gross Regional Product equal to $436 billion #2 in US in GRP per capita 2nd largest employer of technology workers in US Largest number of Inc. “500 Fastest-Growing Companies” (59) for 14 consecutive years #1 in US in growth of Professional and Business Services jobs since 2000 23% of region’s jobs in the professional and business sectors More than 12% in Education & Health Services Sources: GMU Center for Regional Analysis, Greater Washington Initiative | 11

Source: GMU Center for Regional Analysis | 12 Unemployment Rate

Last Bank Standing? Local Target Acquirer Assets (000s) Branches Year Alliance Bank (VA) Eagle Bank (MD) $536,000 6 2011 Chevy Chase Bank Capital One (Converted 10/2010) $16,022,456 250 2009 Provident M&T (Converted 2009) $6,568,546 63 2009 Wachovia Wells $760,558,000 152 2008 Mercantile / MD PNC $17,007,000 240 2007 James Monroe Bank Mercantile / MD $544,871 6 2006 Community Bank Mercantile / MD $879,919 14 2005 Riggs Bank PNC / PA $5,899,713 48 2005 Southern Financial Provident / MD $1,106,906 28 2004 Sequoia United / WV $523,800 12 2003 First Virginia BB&T / NC $11,227,587 364 2003 F&M / MD Mercantile / MD $2,094,986 49 2003 6 Local Banks BB&T/NC, SunTrust/GA, United/WV, Wachovia/NC $53,622,882 1,064 1997 - 2001 Total Consolidation $876,592,666 2,296 | 13

Our Markets Region Median Household Income 20101 Projected Population Increase 2010 – 20151 Total Population 2010 (Actual) 1 Current Cardinal Branches Fairfax County, VA $107,576 7.37% 1,041,236 11 Loudoun County, VA $114,367 18.33% 308,819 4 Prince William County, VA $86,208 7.32% 387,988 3 Arlington County, VA $85,453 8.33% 215,842 4 Alexandria County, VA $74,558 7.55% 145,210 1 Montgomery County , MD $89,965 3.78% 963,092 1 Washington, DC $51,218 2.78% 600,671 1 Stafford/Fredericksburg, VA $87,121 6.61% 151,172 2 | 14 1Source: SNL Financial

| 15 Banking & Mortgage Centers

Cardinal Financial Corporation Product Mix Credit Quality Customer Profile

Quality Annual Growth | 17 CAGR* Loans: 13.4% Deposits: 8.8% Total Assets: 10.5% * From 9/30/2006 through 9/30/2011

Asset Growth Comparison 2Q 2010 to 2Q 2011 Source: SNL Financial Complete Listing of Peer Group Used in Appendix | 18

Loan Growth Comparison 2Q 2010 to 2Q 2011 Complete Listing of Peer Group Used in Appendix Source: SNL Financial | 19

Loan Portfolio Mix As of 9/30/11 Target | 20

Commercial Real Estate Portfolio | 21 As of 9/30/11

Commercial Real Estate Portfolio: Special Purpose | 22 As of 9/30/11

Non-Performing Assets / Assets Complete Listing of Peer Group Used in Appendix Source: SNL Financial | 23

Credit Quality Ranking

National Peers		NPAs / Assets (%) Q2 2011
First of Long Island Corporation	NY	0.14
Arrow Financial Corporation	NY	0.29
ESB Financial Corporation	PA	0.44
Cardinal Financial Corporation	**VA**	**0.46**
Farmers & Merchants Bancorp	CA	0.65
German American Bancorp, Inc.	IN	1.07
BofI Holding, Inc.	CA	1.19
First Community Bancshares, Inc.	VA	1.25
S.Y. Bancorp, Inc.	KY	1.26
QCR Holdings, Inc.	IL	1.68
Parkvale Financial Corporation	PA	1.73
Peoples Bancorp Inc.	OH	1.95
First Defiance Financial Corp.	OH	2.05
First California Financial Group, Inc.	CA	2.10
OceanFirst Financial Corp.	NJ	2.21
Univest Corporation of Pennsylvania	PA	2.39
BNC Bancorp	NC	2.61
Roma Financial Corporation (MHC)	NJ	2.74
Meridian Interstate Bancorp, Inc. (MHC)	MA	3.00
Seacoast Banking Corporation of Florida	FL	3.46
TriCo Bancshares	CA	3.50
CenterState Banks, Inc.	FL	3.62
Intervest Bancshares Corporation	NY	3.91
Fidelity Southern Corporation	GA	4.16
Yadkin Valley Financial Corporation	NC	4.37
Farmers Capital Bank Corporation	KY	5.10
United Community Financial Corp.	OH	8.69
BancTrust Financial Group, Inc.	AL	9.04
Old Second Bancorp, Inc.	IL	12.28

Regional Peers		NPAs / Assets (%) Q2 2011
Cardinal Financial Corporation	**VA**	**0.46**
Burke & Herbert Bank & Trust Company	VA	0.71
Carter Bank & Trust	VA	0.80
American National Bankshares Inc.	VA	0.82
National Bankshares, Inc.	VA	0.90
First Community Bancshares, Inc.	VA	1.25
Old Line Bancshares, Inc.	MD	1.38
Eagle Bancorp, Inc.	MD	1.47
StellarOne Corporation	VA	1.61
Tri-County Financial Corporation	MD	1.63
Monarch Financial Holdings, Inc.	VA	1.73
C&F Financial Corporation	VA	1.90
Sandy Spring Bancorp, Inc.	MD	2.08
Old Point Financial Corporation	VA	2.41
Union First Market Bankshares Corporation	VA	2.60
Virginia Commerce Bancorp, Inc.	VA	2.67
Eastern Virginia Bankshares, Inc.	VA	3.33
Middleburg Financial Corporation	VA	3.65
Valley Financial Corporation	VA	3.85
Franklin Financial Corporation	VA	4.14
First United Corporation	MD	4.27
Shore Bancshares, Inc.	MD	5.10
First Mariner Bancorp	MD	6.29
Severn Bancorp, Inc.	MD	6.33
Hampton Roads Bankshares, Inc.	VA	9.55

Source: SNL Financial

| 24

Deposit Growth Comparison 2Q 2010 to 2Q 2011 Complete Listing of Peer Group Used in Appendix Source: SNL Financial | 25

Historical Core Deposit Mix | 26 2009 - 2011 Excludes Brokered CDs used to fund Warehouse Line

Warehouse Funding Strategy | 27 Short Term Funding* *Short-Term Funding includes Brokered CDs and Federal Funds Purchased

Net Interest Margin | 28

Non-Interest Revenue Year-to-Date (9/30/2011) | 29

Cardinal is Well Capitalized | 30 ▀ Average Tang. Equity/Tang. Assets - Banks $1.75-2.25 Billion in assets as of 6/30/11

Cardinal Financial Corporation 2011 Initiatives: Profitability Growth Acquisition

Profitability Goals 2009 Actual 2010 Actual 2011 Goal As of 9/30/2011 Net Interest Margin 2.94% 3.68% 3.75% 3.79% Return on Assets 0.57% 0.92% 1.00% 1.25% Return on Equity 5.53% 8.44% 10.00% 11.13% Efficiency Ratio 70.95% 61.67% 60% 58.67% | 32

Organic Growth Strategy Capitalize on current market conditions and bank consolidation Continue to recruit experienced bankers Penetrate our existing markets and further improve our branch positioning, expansion in key markets Implement expanded e-Commerce Strategy Increase targeted customer cross-sell penetration | 33

| 34 Future Branch Expansion

Acquisition Strategy Banking Highly Disciplined Approach Strong Local Market Leadership Accretive to Earnings & Capital Markets with Growth Potential Non-Banking Focus on Complementary Product Line Offerings | 35

Cardinal Financial Corporation Stock Valuation

Stock Profile CFNL (NASDAQ) Share Price (10/31/2011) $10.74 52 Week Range $8.10 - $12.15 Shares Outstanding 28,932,000 Market Capitalization $310.7 million Average Daily Volume 89,674 Price (10/31/11)/Book 124.2 Price (10/31/11)/Tangible Book (9/30/11) 129.7 | 37

CARDINAL FINANCIAL CORPORATION Sandler O’Neill + Partners East Coast Financial Services Conference November, 2011

| 39 Appendix A: Regional Peer Group Company Name State Total Assets Q2 2011 ($000) American National Bankshares Inc. VA $ 846,016 Burke & Herbert Bank & Trust Company VA $ 2,350,626 C&F Financial Corporation VA $ 906,571 Cardinal Financial Corporation VA $ 2,164,947 Carter Bank & Trust VA $ 3,732,407 Eagle Bancorp, Inc. MD $ 2,353,716 Eastern Virginia Bankshares, Inc. VA $ 1,067,158 First Community Bancshares, Inc. VA $ 2,206,400 First Mariner Bancorp MD $ 1,164,027 First United Corporation MD $ 1,463,522 Franklin Financial Corporation VA $ 1,115,336 Middleburg Financial Corporation VA $ 1,144,667 Monarch Financial Holdings, Inc. VA $ 831,679 National Bankshares, Inc. VA $ 1,034,857 Old Line Bancshares, Inc. MD $ 759,412 Old Point Financial Corporation VA $ 832,426 Sandy Spring Bancorp, Inc. MD $ 3,612,016 Severn Bancorp, Inc. MD $ 937,372 Shore Bancshares, Inc. MD $ 1,124,191 StellarOne Corporation VA $ 2,935,441 Tri-County Financial Corporation MD $ 905,775 Union First Market Bankshares Corporation VA $ 3,851,524 Valley Financial Corporation VA $ 797,838 Virginia Commerce Bancorp, Inc. VA $ 2,797,775 Hampton Roads Bankshares, Inc. VA $ 2,597,385 Source: SNL Financial Includes VA/MD/DC Banks with Assets between $750m and $4b

Appendix B: National Peer Group

Company Name	State	Total Assets Q2 2011 ($000)
Arrow Financial Corporation	NY	$ 1,901,774.00
BancTrust Financial Group, Inc.	AL	$ 2,157,819.00
BNC Bancorp	NC	$ 2,146,745.00
BofI Holding, Inc.	CA	$ 1,940,087.00
Cardinal Financial Corporation	**VA**	**$ 2,164,947.00**
CenterState Banks, Inc.	FL	$ 2,156,526.00
ESB Financial Corporation	PA	$ 1,967,717.00
Farmers & Merchants Bancorp	CA	$ 1,846,704.00
Farmers Capital Bank Corporation	KY	$ 1,931,684.00
Fidelity Southern Corporation	GA	$ 2,044,336.00
First California Financial Group, Inc.	CA	$ 1,801,981.00
First Community Bancshares, Inc.	VA	$ 2,206,400.00
First Defiance Financial Corp.	OH	$ 2,045,690.00
First of Long Island Corporation	NY	$ 1,855,134.00
German American Bancorp, Inc.	IN	$ 1,817,672.00
Intervest Bancshares Corporation	NY	$ 2,050,379.00
Meridian Interstate Bancorp, Inc. (MHC)	MA	$ 1,923,896.00
OceanFirst Financial Corp.	NJ	$ 2,239,011.00
Old Second Bancorp, Inc.	IL	$ 1,981,409.00
Parkvale Financial Corporation	PA	$ 1,806,556.00
Peoples Bancorp Inc.	OH	$ 1,802,703.00
QCR Holdings, Inc.	IL	$ 1,878,488.00
Roma Financial Corporation (MHC)	NJ	$ 1,891,700.00
S.Y. Bancorp, Inc.	KY	$ 1,943,384.00
Seacoast Banking Corporation of Florida	FL	$ 2,082,863.00
TriCo Bancshares	CA	$ 2,176,184.00
United Community Financial Corp.	OH	$ 2,102,419.00
Univest Corporation of Pennsylvania	PA	$ 2,058,377.00
Yadkin Valley Financial Corporation	NC	$ 2,081,042.00

Source: SNL Financial

Includes Banks with Assets between $1.75b and $2.25b

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